UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 18, 2004
(Date of earliest event reported)

FCCC, INC.

(Exact name of registrant as specified in charter)

Connecticut	811-0969	06-0759497

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Connecticut Avenue, Norwalk, Connecticut	06854

(Address of principal executive of offices)	(Zip code)

(203) 855-7700

(Registrant's telephone number including area code)

n/a

(Former Name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

           Reference is made to the press release issued by the registrant on August 18, 2004, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.

           The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial statements of business acquired.

           Not applicable.

(b)      Pro forma financial information.

           Not applicable.

(c)      Exhibits.
Number	Description

99.1	Text of Press Release dated August 18, 2004.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FCCC, INC.

By:	/s/Bernard Zimmerman Name: Bernard Zimmerman Title: President and Chief Executive Officer

Dated: August 18, 2004

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EXHIBIT INDEX

Number	Description

99.1	Text of Press Release dated August 18, 2004.

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